June 14, 2005

InstaCare Corp. / Medicius, Inc.

2660 Townsgate Road

Suite 300

Westlake Village, California 91361

Attention Mr. Keith Berman, CFO & Director         cc: Mr. Robert Cox, CEO & Director

Fax Number: 805-973-1983                                             Fax: 631-544-0183

Reference: Board of Directors

Dear Keith:

Please be advised that I am resigning from the Board of Directors of InstaCare, and all affiliated companies effective June 1, 2005. Please provide the appropriate postings and announcements, as required.

Sincerely,

/s/Ronald R. Kelly

Ronald R. Kelly